AXS Dynamic Opportunity Fund

Class A Shares: ADOAX

Class I Shares: ADOIX

AXS Tactical Income Fund

Class A Shares: TINAX

Class I Shares: TINIX

AXS Adaptive Plus Fund

Investor Class Shares: AXSVX

Class I Shares: AXSPX

Each a series of Investment Managers Series Trust II

Supplement dated May 31, 2024, to the

Prospectus and Statement of Additional Information (“SAI”), each dated January 31, 2024.

Effective May 31, 2024 (the “Effective Date”), Jordan Kahn and Alan Savoian are no longer portfolio managers to the AXS Dynamic Opportunity Fund (the “Dynamic Opportunity Fund”) and Jordan Kahn and Eric Hua are no longer portfolio managers of the AXS Tactical Income Fund (the “Tactical Income Fund”, and together with the Dynamic Opportunity Fund, the “Funds”). Additionally, Travis Trampe has been added as a portfolio manager to each Fund. Parker Binion continues to serve as a portfolio manager to each Fund. Accordingly, as of the Effective Date, the Prospectus and SAI are updated as follows:

The “Portfolio Managers – Summary Section” of the Prospectus for each Fund is replaced with the following:

Parker Binion, Portfolio Manager of the Advisor, has served as portfolio manager of the Fund since the Fund’s inception following the Reorganization of the Predecessor Fund. Travis Trampe, Portfolio Manager of the Advisor, has served as portfolio manager of the Fund since May 2024. Messrs. Binion and Trampe are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The second paragraph under the heading entitled “Portfolio Managers – Management of the Fund” section of the Prospectus is deleted in its entirety and replaced with:

Travis Trampe (AXS Adaptive Plus Fund, AXS Dynamic Opportunity Fund, AXS Income Opportunities Fund, AXS Tactical Income Fund, AXS FTSE Venture Capital Return Tracker Fund) joined the Advisor in 2022. Prior to joining the Advisor, Mr. Trampe was a portfolio manager with ETF issuers and asset management firms for over 15 years, where he was responsible for managing ETFs, mutual funds, UCITS and other fund vehicles. Mr. Trampe’s asset management tenure includes longtime experience in portfolio management, trade execution and fund operations in U.S. and global securities markets. Mr. Trampe holds a B.S. in finance and mathematics from Nebraska Wesleyan University.

The information with respect to Mr. Trampe under the section entitled “Other Accounts Managed by the Portfolio Managers” of the SAI is updated as follows:

As of March 31, 2024, information on other accounts managed by Travis Trampe is as follows.

Portfolio Managers	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Travis Trampe	10	$817.5	0	$0	0	$0

Portfolio Managers	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Travis Trampe	0	$0	0	$0	0	$0

The information with respect to Mr. Trampe under the section entitled “Ownership of the Funds by Portfolio Managers” of the SAI is updated as follows:

The following chart sets forth the dollar range of equity securities owned by Travis Trampe in the Fund as of March 31, 2024.

Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Name of Portfolio Manager	AXS Dynamic Opportunity Fund	AXS Tactical Income Fund
Travis Trampe	A	A

All references to Messrs. Kahn, Savoian, and Hua are removed from the Prospectus and SAI.

Additionally, effective immediately, the AXS Adaptive Plus Fund observes the following restriction as a matter of operating but not fundamental policy:

With respect to the AXS Adaptive Plus Fund, to the extent the Fund is an “acquired fund” in a fund of funds arrangement relying on Rule 12d1-4 under the 1940 Act, the Fund will limit its acquisition of securities of investment companies and companies that would be investment companies under the 1940 Act but for the exclusion from the definition of investment company in Section 3(c)(1) or Section 3(c)(7) of the 1940 Act to an aggregate amount that does not exceed 10% of the Fund’s total assets (measured immediately after acquisition); provided that such limitation shall not apply to investments by the Fund in: (a) another fund as part of a master-feeder structure in reliance on Section 12(d)(1)(E) of the 1940 Act (master feeder arrangements); (b) money market funds in reliance on Rule 12d1-1; (c) a wholly owned and controlled subsidiary of the Fund; (d) securities received as a dividend or as a result of a plan of reorganization of a company; or (e) securities of another fund received pursuant to an interfund lending arrangement permitted by an exemptive order issued by the SEC.

Please file this Supplement with your records.